Exhibit 99.1

Xhibit Corp.
Unaudited Pro Forma Condensed Balance Sheet
June 29, 2014

		Pro Forma Adjustments
	Xhibit Corp.	Removal of SkyMall Ventures (A)	Other		Pro Forma Total
ASSETS
Current assets:
Cash	$897,664	$-	$969,398	(B)(C)	$1,867,062
Accounts receivable, net	4,091,023	(3,425,689)	-		665,334
Skymall Ventures holdback receivables	-	-	1,850,000	(B)	1,850,000
Inventories	36,074,307	(35,783,048)	-		291,259
Prepaid expenses	2,043,010	(566,800)	-		1,476,210
Total current assets	43,106,004	(39,775,537)	2,819,398		6,149,865

Property and equipment, net	6,121,892	(243,095)	-		5,878,797
Intangible assets, net	27,711,040	(5,655,000)	(11,980,100)	(D)	10,075,940
Deferred financing fees, net	273,581	-	(273,581)	(C)	-
Other assets	437,408	-	-		437,408

Total assets	$77,649,925	$(45,673,632)	$(9,434,283)		$22,542,010

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$16,085,125	$(6,452,274)	$-		$9,632,851
Accrued expenses	1,371,018	(419,587)	-		951,431
Accrued payroll and related expenses	1,353,364	(112,889)	-		1,240,475
Accrued restructuring costs	42,222	-	-		42,222
Customer deposits	44,295,808	(44,295,808)	-		-
Related party debt	10,113,862	-	(10,113,862)	(C)	-
Deferred revenue	77,858	(77,724)	-		134
Total current liabilities	73,339,257	(51,358,282)	(10,113,862)		11,867,113

Commitments and contingencies	-	-	-		-

Stockholders' equity:
Preferred stock, 80,000,000 shares authorized, $0.0001 par value, none issued or outstanding	-	-	-		-
Common stock, 480,000,000 shares authorized, $0.0001 par value, 108,232,935 and 107,839,234 shares issued and outstanding at September 28, 2014 and December 31, 2013, respectively	10,823	-	-		10,823
Additional paid-in-capital	186,083,018	-	-		186,083,018
Accumulated deficit	(181,783,173)	5,684,650	679,579	(B)(C)(D)	(175,418,944)
Total stockholders' equity	4,310,668	5,684,650	679,579		10,674,897

Total liabilities and stockholders' equity	$77,649,925	$(45,673,632)	$(9,434,283)		$22,542,010

See notes to pro forma condensed financial statements.

Xhibit Corp.
Unaudited Pro Forma Condensed Statement of Operations
For the Six Month Period Ended June 29, 2014

		Pro Forma Adjustments
	Xhibit Corp.	Removal of SkyMall Ventures (D)	Other		Pro Forma Total
Revenues:
Internet marketing services	$1,543,821	$-	$-		$1,543,821
Net merchandise sales	18,766,159	(14,086,573)	-		4,679,586
Placement fees	4,562,934	(895,983)	-		3,666,951
Gift card and other sales	9,820,784	(7,618,800)	-		2,201,984
Total net revenues	34,693,698	(22,601,356)	-		12,092,342
Cost of revenues	21,927,165	(17,350,160)	273,696		4,303,309

Gross profit	12,766,533	(5,251,196)	273,696		7,789,033
Operating expenses:
Catalog	3,115,579	(906,440)	-		2,209,139
Sales and marketing	7,849,898	(756,191)	(77,328)		7,016,379
Customer service and fulfillment	1,319,213	-	(652,300)		666,913
General and administrative	6,543,906	(435,000)	(1,113,560)		4,995,346
Development	212,429	-	-		212,429
Total operating expenses	19,041,025	(2,097,631)	(1,843,188)		15,100,206

Loss from operations	(6,274,492)	(3,153,565)	2,116,884		(7,311,173)
Non-operating income (expenses):
Interest expense	(395,063)	-	395,063	(C)	-
Other	(40)	-	-		(40)

Loss before income taxes	(6,669,595)	(3,153,565)	2,511,947		(7,311,213)
Income taxes	-	-	-		-

Loss from continuing operations	(6,669,595)	(3,153,565)	2,511,947		(7,311,213)
Income from discontinued operations, net of income taxes	27,620	-	-		27,620

Net loss	$(6,641,975)	$(3,153,565)	$2,511,947		$(7,283,593)

Net loss per common share (basic and diluted):
Loss from continuing operations	$(0.06)				$(0.07)
Income from discontinued operations	-				-

Net loss	$(0.06)				$(0.07)

Weighted-average shares used to calculate net loss per common share:
Basic and diluted	108,167,318				108,167,318

See notes to pro forma condensed financial statements.

Xhibit Corp.
Unaudited Pro Forma Condensed Statement of Operations
For the Year Ended December 31, 2013

		Pro Forma Adjustments
	Xhibit Corp.	Add SkyMall for Period 1/01/13 to 5/16/13 (G)	Remove SkyMall Ventures (H)	Other		Pro Forma Total
Revenues:
Internet marketing services	$6,359,003	$-	$-	$-		$6,359,003
Net merchandise sales	40,650,317	16,622,350	(44,734,659)	-		12,538,008
Placement fees	10,934,618	5,209,585	(2,217,850)	-		13,926,353
Gift card and other sales	16,479,720	7,829,035	(17,965,001)	-		6,343,754
Total net revenues	74,423,658	29,660,970	(64,917,510)	-		39,167,118
Cost of revenues	44,877,520	19,218,751	(51,916,268)	(440,387)	(I)	11,739,616

Gross profit	29,546,138	10,442,219	(13,001,242)	440,387		27,427,502
Operating expenses:
Catalog	5,232,461	2,704,745	(2,081,226)	-		5,855,980
Sales and marketing	12,740,871	6,257,303	(2,126,362)	(154,656)	(I)	16,717,156
Customer service and fulfillment	1,698,053	1,076,279	-	(1,313,986)	(I)	1,460,346
General and administrative	12,834,670	2,938,283	(1,174,122)	(2,227,121)	(I)	12,371,710
Development	1,299,547	-	-	-		1,299,547
Non-cash stock-based compensation resulting from sale of stock between affiliate shareholders	27,037,500	-	-	-		27,037,500
Impairment charge	140,052,142	-	(6,996,129)	-		133,056,013
Restructuring charge	852,859	-	-	-		852,859
Total operating expenses	201,748,103	12,976,610	(12,377,839)	(3,695,763)		198,651,111

Loss from operations	(172,201,965)	(2,534,391)	(623,403)	4,136,150		(171,223,609)
Non-operating income (expenses):
Interest expense	(293,936)	(28,553)	-	322,489	(C)	-
Loss on debt conversion	(66,431)	-	-	-		(66,431)
Other	8,783	-	-	-		8,783

Loss before income taxes	(172,553,549)	(2,562,944)	(623,403)	4,458,639		(171,281,257)
Income taxes	-	(12,026)	-	-		(12,026)

Loss from continuing operations	(172,553,549)	(2,574,970)	(623,403)	4,458,639		(171,293,283)
Income from discontinued operations, net of income taxes	(1,308,692)	-	-	-		(1,308,692)
Gain on sale of Sky Mall Ventures	-	-	-	12,374,545	(J)	12,374,525

Net loss	$(173,862,241)	$(2,574,970)	$(623,403)	$16,833,164		$(160,227,450)

Net loss per common share (basic and diluted):
Loss from continuing operations	$(1.84)					$(1.83)
Loss from discontinued operations	(0.01)					(0.12)

Net loss	$(1.85)					$(1.71)

Weighted-average shares used to calculate net loss per common share:
Basic and diluted	93,805,230					93,805,230

 See notes to unaudited pro forma condensed financial statements.

Xhibit Corp.
Notes to Unaudited Pro Forma Condensed Financial Statements

1. Basis of Pro Forma Presentation

The Unaudited Pro Forma Condensed Financial Statements and explanatory notes of Xhibit Corp. (“Xhibit” or the “Company”) give effect to the sale of SkyMall Ventures, LLC (“SkyMall Ventures”) by SkyMall, LLC (“SkyMall”) to Connexions Loyalty, Inc. (“Connexions”), which occurred on September 9, 2014 (the “SkyMall Ventures Sale”).

The unaudited pro forma condensed balance sheet gives effect to the SkyMall Ventures Sale as if it had occurred on June 29, 2014.  The unaudited pro forma condensed statement of operations for the six month period ended June 29, 2014 and year ended December 31, 2013 give effect to the SkyMall Ventures Sale as if it had occurred on January 1, 2013.

The unaudited pro forma condensed financial statements are based on the historical financial statements of Xhibit after giving effect to the SkyMall Ventures Sale, as well as the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed financial statements.  The unaudited pro forma condensed financial statements are not intended to represent or be indicative of the consolidated results of operations or financial position of the Company that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial position of the Company.  This information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed financial statements, the historical consolidated financial statements and accompanying notes of Xhibit’s annual report on Form 10-K for the year ended December 31, 2013, filed on September 10, 2014.

2. Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed combined financial statements:

(A)	To reflect the removal of SkyMall Ventures assets and liabilities as of June 29, 2014.

(B)
To reflect the proceeds from the SkyMall Ventures sale less 1) the amounts held back for the working capital adjustment and potential indemnity claims, and 2) closing costs and professional fees paid by SkyMall related to the SkyMall Ventures Sale.

(C)	To reflect the complete paydown and termination of the related party debt.

(D)	To reflect an impairment charge for the full value of the SkyMall goodwill.

(E)	To reflect the removal of SkyMall Ventures revenues, costs and expenses for the six month period ended June 29, 2014.

(F)	To reflect the SkyMall cost recoveries under the Transition Services Agreement between SkyMall and Connexions for the six month period ended June 29, 2014.

(G)	To reflect the addition of SkyMall and SkyMall Ventures revenues, costs and expenses for the period January 1, 2013 through May 16, 2013.

(H)	To reflect the removal of SkyMall Ventures revenues, costs and expenses for the year ended December 31, 2013.

(I)	To reflect the SkyMall cost recoveries under the Transition Services Agreement between SkyMall and Connexions for the year ended December 31, 2013.

(J)	To reflect the pro forma gain on the sale of SkyMall Ventures of $12,374,525 as of January 1, 2013 as calculated below:

Purchase price	$24,000,000
Less working capital holdback	(1,400,000)
Less indemnity escrow holdback	(1,800,875)
Cash received from Connexions at closing	20,799,125
Estimated proceeds from working capital adjustment	350,000
Estimated proceeds from indemnity escrow holdback	1,500,000
Pro forma net assets of SkyMall Ventures at closing	(9,841,574)
Estimated closing costs	(433,026)

Pro forma gain on sale of SkyMall Ventures	$12,374,525